Exhibit 10.3

CEMENTOS PACASMAYO S.A.A.

Calle La Colonia No. 150, Urb. El Vivero, Santiago de Surco, Lima

Telephone: 317-6000/Fax: 317-6099

No. 2020-0212/2008

PROPERTY LEASE CONTRACT

This document contains the Property Lease Document, executed by the party of the first part, CEMENTOS PACASMAYO S.A.A., hereinafter “LANDLORD,” identified with Sole Taxpayer Registration No. 20419387658, domiciled at Calle La Colonia No. 150, Urbanización El Vivero, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Manual Bartolomé Martín Ferreyros Peña, identified with DNI No. 08230897, according to powers of attorney recorded in Electronic Entry No. 11076338 of the Register of Corporations of Lima, and the party of the other part; INVERSIONES PACASMAYO S.A., hereinafter “TENANT,” identified with Sole Taxpayer Registration No. 20101099149, domiciled for this instrument at Calle La Colonia No. 150, Urbanización El Vivero, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Lino Abram Caballerino, identified with DNI No. 09137017, according to powers of attorney recorded in Electronic Entry No. 11076338 of the Register of Corporations of Lima; in the following terms and conditions:

ONE.- RECITALS

LANDLORD is a company duly incorporated under the laws of the Republic of Perú, engaging in the production and marketing of cement and other construction materials, as well as real estate activities, which declares that it is the owner of a real estate complex with an area of land of 12,190.28 m2 and 4,767.12 m2 of built area, hereinafter, THE PROPERTY, which is made up of a building with three (3) floors and a basement, equipped with:

•                                          Offices with their own furnishings and network connection points

•                                          Board Room

•                                          Meeting room

•                                          Event room

•                                          Cafeteria

•                                          Parking spaces

•                                          Video conference room

•                                          Safety vault

•                                          Security system

•                                          Archive

•                                          Air conditioning

•                                          Elevators

•                                          Switchboard

•                                          Generator

•                                          Safety deposit boxes

•                                          Bathrooms; and

•                                          Green areas surrounding it

THE PROPERTY is located at Calle La Colonia No. 150, Urbanización El Vivero, district of Santiago de Surco, province and department of Lima.

TWO.- PURPOSE

By this contract and according to article No. 1666 et seq. of the Civil Code, LANDLORD gives under lease to TENANT an area of 10.00 m2 in THE PROPERTY, whereby both parties expressly established that the area will be used by TENANT exclusively to install its administrative offices where it will carry out the administrative operations necessary for the achievement of its corporate object.

Furthermore, the parties agree that under this contract, TENANT may also use the other installations of THE PROPERTY listed in Clause One hereof.

Furthermore, the parties agree that the furniture necessary for TENANT to equip and operate the area leased in its favor will be provided by LANDLORD.

In exchange, TENANT undertakes to pay a monthly rent according to Clause Four hereof.

It must be specified that hereinafter, unless expressly mentioned otherwise, reference to the leased asset will refer as such to the aforementioned area, the furniture and network connection points installed therein, as well as the other installations of THE PROPERTY and which were listed in Clause One above.

THREE.- OBLIGATIONS OF LANDLORD

Without prejudice to the provisions of the other clauses hereof, the following are the obligations of LANDLORD:

3.1                                 To allow the use of the leased asset during the term of this contract be it by the staff of TENANT and by third parties hired by the latter specifically to render the services required by TENANT in order to carry out the administrative operations necessary to achieve its corporate object.

3.2                                 Give its collaboration in obtaining all the documents necessary to process the municipal operating license and other authorizations that may be required for TENANT to carry out these administrative operations in the leased asset.

3.3                                 To deliver to TENANT a proof of payment showing compliance with the payment of the rent established herein.

3.4                                 To punctually pay for all utilities provided in THE PROPERTY, including regular maintenance services.

3.5                                 Pay the taxes and contributions payable by it, in its capacity as owner of THE PROPERTY.

FOUR.- RENT

The monthly rent established by mutual consent between the parties totals US$200.00 (Two hundred and 00/100 US Dollars) plus General Sales Tax, which amount will be paid in advance within the first eighteen (18) calendar days of each month.

FIVE.- OBLIGATIONS OF TENANT

Without prejudice to the provisions of the other clauses of this contract, the following are the obligations of TENANT:

5.1                                 To pay the rent established as agreed in the previous clause.

5.2                                 To use and care for the leased asset diligently.

5.3                                 Not to sublease or assign the leased asset except with the express authorization of LANDLORD.

5.4                                 It will not be considered under any circumstances that the contracting of services of third parties by TENANT rendered in the leased asset specifically for the achievement of its corporate purpose implies sublease or assignment of the leased asset.

5.5.                              To return the leased asset to LANDLORD at the end of the rent established herein, in the same condition in which it was delivered to it, except for deterioration caused by normal wear and tear.

5.6                                 To give immediate notice to LANDLORD of the repairs that must be made; in case of urgent repairs, it must make them directly with right to be reimbursed by LANDLORD.

5.7                                 To comply with all obligations assumed hereunder and those established in the bylaw.

SIX.- TERM

The parties agree that the term of this contract will be two (02) calendar years, from July 1, 2008 to June 30, 2010, which may be extended by mutual consent between the parties by written document signed by them.

SEVEN.- IMPROVEMENTS

LANDLORD expressly authorizes TENANT to make all improvements it deems necessary.

The necessary and useful improvements made in favor of the leased asset will remain for its benefit without right for reimbursement to TENANT.

EIGHT.- CAUSES FOR EARLY CANCELLATION

The parties agree that:

8.1                                LANDLORD may cancel this contract, ipso jure, being sufficient to send a written communication in this sense no less than fifteen (15) calendar days in advance, being entitled to request the corresponding indemnity for any default of TENANT on any of the obligations established in Clauses Four and Five hereof.

8.2                                 TENANT may cancel this contract, ipso jure, being sufficient to send a written communication in this sense no less than fifteen (15) calendar days in advance, being entitled to request the corresponding indemnity for any default of

LANDLORD on any of the obligations established in Clause Three hereof.

8.3                                 This contract may be cancelled by LANDLORD without indicating the cause, without liability and without other requisite or formality but to notify TENANT of its wish to cancel, sending it, for this purpose, a written communication at least fifteen (15) calendar days before the effective cancellation date, after which date the rights and obligations assumed by both parties hereunder will stop, and each of them must comply with the obligations still pending on the cancellation date of the contract.

NINE.- RETURN OF THE PROPERTY

In case of termination of this contract, either by the expiration of the contractual term or by early termination by either one of the parties pursuant to the previous clause, TENANT must return the leased asset within fifteen (15) calendar days after the ending date of the contractual link in the same condition in which it received it except for normal deterioration corresponding to a diligent use thereof.

TEN.-TRANSFER OF THE PROPERTY

If LANDLORD transfers THE PROPERTY to a third party, it must first communicate to the latter the existence of this contract undertaking the obligation to the TENANT that the buyer will respect the term established in Clause Six, assigning its contractual position in favor of the latter.

TENANT agrees to the assignment made according to the provisions of this Clause, which will be fully effected provided it is communicated to it in writing.

ELEVEN.- CONDITION OF THE PROPERTY

LANDLORD declares that the leased asset is its exclusive property and that it is not subject to charges, liens, court disputes or any other judicial and/or extrajudicial measure that may make difficult and/or impossible the possession, use and enjoyment thereof by TENANT.

TWELVE.- DOMICILES

For the purposes of this contract, the parties constitute domiciles at the addresses first indicated herein. Any change of domicile must be communicated to the domicile first indicated herein, in writing to the other party ten (10) calendar days before the implementation of the new proposed domicile. If this requisite is not respected, the communication sent to the domiciles first indicated in this document will be deemed correctly sent.

THIRTEEN.- RESOLUTION OF DISPUTES

The parties agree that any dispute or controversy that may arise from the signing of this contract must be resolved according to the Peruvian law.

Furthermore, and since the intent of the parties is to resolve as quickly as possible the problems that may arise in connection with the performance of this contract, they agree as of now that any dispute, controversy or claim between them concerning its interpretation, performance or validity will be resolved by arbitration under the law.

Arbitration will take place in the city of Lima, by constituting an Arbitral Tribunal made up of three (3) members of whom each of the parties will appoint one, and two arbitrators so designated to appoint the third arbitrator. The arbitrators are expressly authorized to resolve the dispute concerned by arbitration.

If a party does not appoint an arbitrator within fifteen (15) calendar days from receipt of the request from the party requesting arbitration, or within the same term of fifteen (15) calendar days from the appointment of the last arbitrator by the parties, the two arbitrators do not agree on the third arbitrator, the missing arbitrator will be designated at the request of either party by the Center of Arbitration of the Peruvian American Chamber of Commerce AmCham Perú within a term not exceeding fifteen (15) calendar days.

The duration of the arbitration proceeding must not exceed one hundred twenty (120) calendar days from the date of installation of the Arbitral Tribunal, and will be governed by the provisions of the General Arbitration Law, approved by Law 26572 and/or the rules replacing or modifying it. The arbitral award will be final and not subject to appeal.

The expenses generated by the implementation of the provisions of this clause will be paid by the losing party.

In witness whereof the parties signed this document in two counterparts with the same content and value in the city of Lima on the thirtieth (30) day of June, 2008.

for LANDLORD	for TENANT
[signature:]	[signature:]
Manuel Bartolomé Martín Ferreyros Peña	Lino Abram Caballerino
[stamp:]

CEMENTOS PACASMAYO S.A.A.

Calle La Colonia No. 150, Urb. El Vivero, Santiago de Surco-Lima

Telephone: 317-6000/Fax: 317-6099

ADDENDUM I

TO THE PROPERTY LEASE CONTRACT NUMBER

No. 2020-0212/2008 DATED JUNE 30, 2008

This document contains Addendum I to the Contrato de Arrendamiento de Inmueble No. 2020-0212/2008, executed by the party of the first part, CEMENTOS PACASMAYO S.A.A. (hereinafter “LANDLORD”), identified with STR No. 20419387658, domiciled at Calle La Colonia No. 150, Urbanización El Vivero, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Manual Bartolomé Martín Ferreyros Peña, identified with DNI No. 08230897, according to powers of attorney recorded in Electronic Entry No. 11076338 of the Register of Corporations of Lima, and the party of the other part; INVERSIONES PACASMAYO S.A. (hereinafter “TENANT”), identified with STR No. 20101099149, domiciled at Calle La Colonia No. 150, Urbanización El Vivero, district of Santiago de Surco, province and department of Lima, duly represented by Mr. Humberto Reynaldo Nadal del Carpio, identified with DNI No. 07785454, according to powers of attorney recorded in Electronic Entry No. 11015404 of the Register of Corporations of Lima; in the following terms and conditions:

ONE: RECITALS

On June 30, 2008, the parties executed the Property Lease Contract No. 2020-0212/2008 (hereinafter THE CONTRACT), under which LANDLORD delivered under lease to TENANT, an area of 10.00 m2 of the property described in Clause One of THE CONTRACT for the term of two (2) calendar years from July 1, 2008 to June 30, 2010, in exchange for a monthly rent of US$200.00.

TWO: EXTENSION OF THE PERFORMANCE TERM OF THE WORK

By this document, pursuant to Clause Six of THE CONTRACT, the parties agree to extend the lease term of the property indicated in Clause One above until December 31, 2011.

THREE: EFFECTS

The parties expressly note that the other terms and conditions contained in THE CONTRACT are maintained without modification of change except for the modifications agreed upon in this Addendum.

In witness whereof, the parties sign this document in two (2) counterparts with the same content and value on the 29th day of June, 2010.

for LANDLORD	for TENANT
[signature:]	[signature:]
Manuel Bartolomé Martín Ferreyros Peña	Humberto Reynaldo Nadal del Carpio
[stamp:]

[stamp:]
CPSAA
DR
GERENCIA LEGAL
[initials]

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